EXHIBIT 32.1

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTIONS 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Universal Guardian Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 22, 2004              By:  /s/ Michael J. Skellern
                                           -------------------------------------
                                           Michael J. Skellern
                                           President and Chief Executive Officer
                                           (chief executive officer)

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